CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT

I hereby consent to the use in the Form 10-SB Registration Statement, of Raybor Management, Inc. my report for the period from March 3, 2000 (inception) to March 6, 2000, dated March 8, 2000, relating to the financial statements of Raybor Management, Inc. which appear in such Form 10-SB.

                                                     STEPHEN S. BUSH, C.A.
                                                     Chartered Accountant

Port Moody,B.C.
Canada
March 8, 2000

                                        By:/s/ Stephen S. Bush
                                        Chartered Accountant